Exhibit 10.1

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (the "Agreement") is made this _____th day of October, 2017, among (i) China Xuefeng Environmental Engineering Inc., a Nevada corporation ("China Xuefeng", together with its subsidiaries and variable interest entity the "Company"), and (ii) each purchaser identified on the signature pages to this Agreement (each a "Purchaser" and collectively, the "Purchasers").
Purchase of Common Stock
1.	Subscription
1.1 The undersigned Purchasers (each a "Purchaser") hereby subscribe for and agree to purchase from the Company for cash (the "Subscription Proceeds", on the basis of the representations and warranties and subject to the terms and conditions set forth herein, Common Stock, of the Company, par value $0.001 per share (the "Common Stock") and in an amount for subscription shares as set out on each Subscriber's signature page hereto (each such subscription an agreement to purchase being a "Subscription") at a purchase price of RMB $13.275, or US$2.00 based on the currency exchange rate of $6.6375 on October 27, 2017, per Common Stock.
1.2 Subject to the terms hereof, the Subscription will be effective upon its acceptance by the Company. The Purchasers acknowledge that there is no minimum required to close any subscription under the offering.
2.	Payment
2.1 Each Purchaser acknowledges and agrees that its commitment to purchase Common Stock of the Company hereunder is and shall be irrevocable upon delivery of the Subscription Proceeds and an executed counterpart original of this Subscription Agreement, an investor questionnaire, form of which is attached hereto as Exhibit A (the "Investor Questionnaire"), to the Company. The Subscription Proceeds must accompany or precede this Subscription Agreement and shall be paid by wire transfer to the following bank account.

Title of the Account:
Account #:
Beneficiary Bank:
Swift Code:
Bank Address:

3.	Deliveries at or Prior to Closing
3.1 Prior to acceptance of this Subscription Agreement by the Company, each Purchaser must complete, sign and return to the Company, or Company's counsel Ortoli Rosenstadt LLP, an executed copy of this Subscription Agreement with completed and executed Investor Questionnaire and wire transfer the Subscription Proceeds as described in Section 2.1, above.

3.2 Each Purchaser shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities or by applicable law.
3.3 The Company shall deliver to each Purchaser the following:
(a)	at the Closing (as defined below), a counterpart of this Subscription Agreement, duly executed by an authorized signatory of the Company;
(b)	within 10 business days of the Closing Date (as defined below), a certificate or evidence of electronic book entry representing the Common Stock in the amount set forth on the signature page hereto.
4.	Closing
4.1 Completion of the sale of the Common Stock contemplated in this Subscription Agreement (any such completion, a "Closing") shall occur on or before October 31, 2017, or on a such date to be mutually agreed upon by the Company and the Purchaser.
4.2 The Company may, at its discretion, elect to close the Offering in one or more closings, in which event the Company may agree with one or more of the Purchasers (including the Purchaser hereunder) to complete delivery of the Common Stock to such Purchaser(s) against payment therefore at any time on or prior to the furthest most date set by Section 4.1.
5.	Conditions to Closing
5.1 Upon acceptance of this Subscription Agreement, the obligations of the Company to Close on the Closing Date are subject to the following conditions:
(a)	Delivery of the transaction documents as set forth in Section 3.1 and 3.2.
(b)	that all of the representations and warranties of the Purchaser made in this Subscription Agreement, the Investor Questionnaire are accurate in all material respects when made and on the Closing Date;
(c)	that all of the obligations, covenants and agreements of the Purchaser required to be performed at or prior to the Closing Date shall have been performed; and
(d)	that the Company shall have received the Subscription Proceeds.
5.2 The obligations of the Purchaser hereunder to Close on the Closing Date are subject to the following conditions:
(a)	that all of the representations and warranties of the Company made in this Subscription Agreement are accurate in all material respects when made and on the Closing Date; and
(b)	that all of the obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed.

6.	Representations, Warranties, Acknowledgements and Covenants of the Purchaser
6.1 Each Purchaser severally and not jointly hereby acknowledges and agrees as of the date hereof and as of the Closing Date that:
(a)	none of the Common Stock have been registered under the Securities Act, or under any state securities or "blue sky" laws of any state of the United States or any other jurisdiction;
(b)
the decision to execute this Subscription Agreement and acquire the Common Stock hereunder has not been based upon any oral or written representation (other than representations set out in this Agreement) as to fact or otherwise made by or on behalf of the Company;

(c)
there are risks associated with an investment in the Company and the Common Stock, including, but not limited to, (i) the risk of changes in the cost of raw materials and energy, (ii) the risk of intense competition in the domestic market within the People's Republic of China, (iii) risks related to our significant amount of short-term debt and (iv) the risk of severe financial hardship or bankruptcy of one or more of our major clients;

(d)
it has received all the information it considers necessary or appropriate for purposes of deciding whether to purchase the Common Stock.  Each Purchaser further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the Common Stock and regarding the business, properties, prospects and financial condition of the Company, and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to it or to which it had access;

(e)	it has been advised to consult its own legal, tax and other advisors with respect to the merits and risks of an investment in the Common Stock and with respect to applicable resale restrictions;
(f)
it understands that the Company is making no representations and warranties regarding tax consequences for your investment in the Common Stock, the US Foreign Corrupt Practices Act or the securities law of the home or residential jurisdiction of any Purchaser.

6.2 Each Purchaser severally and not jointly hereby represents and warrants to, and covenants with, the Company (which representations, warranties and covenants shall survive the Closing) as of the date hereof and as of the Closing Date that:
(a)
it has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required hereby and, if the Purchaser is a corporation, it is duly incorporated and validly existing under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on its behalf;

(b)
the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law or regulation applicable to the Purchaser or of any agreement, written or oral, to which the Purchaser may be a party or by which the Purchaser is or may be bound;

(c)
the Purchaser has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Purchaser enforceable against the Purchaser in accordance with its terms;

(d)	All information furnished in the Investor Questionnaire completed is true and correct in all respects.
(e)
the Purchaser is not a "U.S. Person" as defined in Rule 902 under the 1933 Act and is resident in the jurisdiction set out under the heading "Name and Address of Purchaser" on the signature page of this Subscription Agreement;

(f)	At the time Purchaser executed and delivered this Agreement, Purchaser was outside the United States and is outside of the United States as of the date of the execution and delivery of this Agreement;
(g)	Purchaser is acquiring the Common Stock for its own account and not on behalf of any U.S. person, and the sale has not been pre-arranged with a purchaser in the United States;
(h)
Purchaser represents and warrants and hereby agrees that all offers and sales of any of the Common Stock prior to the expiration of a period commencing on the Closing Date and ending twelve months thereafter, unless adjusted as hereinafter provided (the "Restricted Period"), shall only be made in compliance with the safe harbor contained in Regulation S, pursuant to registration of the Common Stock under the 1933 Act or pursuant to an exemption from registration, and all offers and sales after the Restricted Period shall be made only pursuant to such a registration or to such exemption from registration;

(i)
the Purchaser (i) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Common Stock; and (ii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

(j)
the Purchaser is not aware of any advertisement of any of the Common Stock and is not acquiring any of the Common Stock as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(k)	no person has made any written or oral representations to the Purchaser:
(i)	that any person will resell or repurchase any of the Common Stock;

(ii)	that any person will refund the purchase price of any of the Common Stock; or
(iii)	as to the future price or value of any of the Common Stock; and
(l)
the Purchaser will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Purchaser contained herein or in any document furnished by the Purchaser to the Company in connection herewith being untrue in any material respect or any breach or failure by the Purchaser to comply with any covenant or agreement made by the Purchaser to the Company in connection therewith.

6.3 Between the date of this Agreement and the Closing, the Purchaser shall notify the Company if any of the above representations and warranties ceases to be true.
6.4 Each Purchaser, severally but not jointly, acknowledges that the representations and warranties contained herein are made by it with the intention that they may be relied upon by the Company and its legal counsel in determining such Purchaser's eligibility to purchase the Common Stock for which it is subscribing under applicable securities legislation.  Each Purchaser further agrees that by accepting delivery of the certificates representing the Common Stock on the Closing Date, it will be representing and warranting that the representations and warranties contained herein are true and correct as at the Closing Date with the same force and effect as if they had been made by the Purchaser at the Closing Date and that they will survive the purchase by the Purchaser of Common Stock and will continue in full force and effect notwithstanding any subsequent disposition by the Purchaser of such Common Stock.
7.	Representations and Warranties of the Company
7.1 The Company acknowledges and agrees that each Purchaser is entitled to rely upon the representations and warranties of the Company, contained in this Agreement and further acknowledges that each Purchaser will be relying upon such representations and warranties in purchasing the Common Stock.  The Company represents and warrants as follows:
(a)	The Company is duly incorporated, validly existing and in good standing under the laws of the State of Nevada.
(b)	The Company has the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.
(c)
The Company is not in violation or default of any of the provisions of its articles of incorporation or bylaws.  The Company is duly qualified to conduct its business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of this Subscription Agreement, (ii) a material adverse effect on the results of operations, assets, business or financial condition of the Company, taken as a whole, or (iii) a material adverse effect on the Company's ability to perform in any material respect on a timely basis its obligations under this Subscription Agreement (any of (i), (ii) or (iii) being hereafter referred to as a "Material Adverse Effect"), and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(d)
The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Subscription Agreement and to carry out its obligations hereunder.  The execution and delivery of this Subscription Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further corporate authorization is required by the Company in connection therewith.

(e)
Upon delivery, this Subscription Agreement will have been duly executed by the Company and will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(f)
Upon execution and delivery of this Subscription Agreement and the performance by the Company of the obligations imposed on it in this Subscription Agreement, including the issuance and sale of the Common Stock, will not (i) conflict with or violate any provision of the Company's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other agreement to which the Company is a party or by which any material property or material asset of the Company, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject, or by which any material property or material asset of the Company is bound, except, in each case, as could not reasonably be expected to result in a Material Adverse Effect.

(g)
The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by the Company of this Subscription Agreement.

(h)
The Common Stock are duly authorized and, when issued and paid for in accordance with this Subscription Agreement, will be validly issued as fully paid and non-assessable, free and clear of all liens and encumbrances other than restrictions provided for in this Subscription Agreement and applicable law.

(i)
The issuance and sale of the Common Stock will not obligate the Company to issue Common Stock or other securities to any person (other than the Purchasers and their designees) and will not result in a right of any holder of the Company's securities to adjust the exercise, conversion, exchange or reset price under such securities.

8.	Legending of Subject Securities.
9.1 The Purchaser hereby acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, any certificates representing the Common Stock may bear a restrictive legend pursuant to applicable laws and may include language substantially similar to the below:
"THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT."
9.	Costs
9.1 The Purchaser acknowledges and agrees that all costs and expenses incurred by the Purchaser (including any fees and disbursements of any special counsel retained by the Purchaser) relating to the purchase of the Common Stock shall be borne by the Purchaser.
10.	Governing Law
10.1 This Subscription Agreement is governed by the laws of the State of New York and the federal laws of the United States applicable therein.  The Purchaser, in its personal or corporate capacity and irrevocably attorns to the jurisdiction of the state and federal courts located in New York County, New York.  Each party agrees that the state and federal courts located in New York County, New York shall be the exclusive jurisdiction for settling all disputes hereunder.

11.	Independent Nature of Purchaser's Obligations and Rights
11.1 The obligations of each Purchaser under this Subscription Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser.  Nothing contained herein, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Subscription Agreement.  Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Subscription Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.  Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of this Subscription Agreement or it has knowingly waived its right to do so and has proceeded without benefit of counsel.
12.	Survival
12.1 This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Common Stock by the Purchaser pursuant hereto.
13.	Assignment
13.1 This Subscription Agreement is not transferable or assignable without written consent by both the Company and Purchaser.
14.	Severability
14.1 If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.
15.	Entire Agreement
15.1 Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Common Stock and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.
16.	Notices
16.1 All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given at the date received if mailed or transmitted by any standard form of telecommunication (including email, but not including facsimile).  Notices to the Purchaser shall be directed to the address on the signature page of this Subscription Agreement and notices to the Company shall be directed to it at

Mr. Li Yuan
c/o Jiangsu Xuefeng Environmental Protection Science and Technology Co., Ltd.
No. 678 Dingxiang Road, Binhai Industrial Park
229 Tongda Avenue
Economic and Technological Development Zone,
Suqian, Jiangsu Province, P.R. China
With a copy to (failure to provide such copy shall mean that no notice has been given hereunder):

William S. Rosenstadt
Mengyi "Jason" Ye
Ortoli Rosenstadt LLP
501 Madison Avenue
New York, New York 10022
USA
Email: wsr@ortolirosenstadt.com
jye@ortolirosenstadt.com
17.	Counterparts and Electronic Means
17.1 This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument.  Delivery of an executed copy of this Subscription Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Subscription Agreement as of the date hereinafter set forth.
18.	Amendment and Waiver
18.1 No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF the Purchaser has duly executed this Subscription Agreement as of the date of acceptance by the Company.
__________________________________
($ Amount of Subscription)	(Name of Purchaser – Please type or print)
__________________________________
(Number of Common Stock Subscribed) (Signature and, if applicable, Office)

(Address of Purchaser)

(City, State/Province,
Postal Code of Purchaser)

(Country of Purchaser)

A C C E P T A N C E
The above-mentioned Subscription Agreement in respect of the Common Stock is hereby accepted by China Xuefeng Environmental Engineering Inc.
DATED at _____________________________________, the ________ day of
__________________, 2017.

China Xuefeng Environmental Engineering Inc.

By: ____________________________
 Name: Li Yuan
Title: Chief Executive Officer

Exhibit A

Confidential Investor Questionnaire

To:

China Xuefeng Environemental Engineering Inc., a Nevada corporation (the "Company"), is offering, to Non-U.S. persons pursuant to an   accompanying Subscription Agreement (the "Subscription Agreement"), ____________ shares of its common stock, par value $0.001 per share (the "Securities") at US$2.00 per share.

I.    SUITABILITY (please answer each question)
(a)  For an individual subscriber, please describe your current employment, including the company by which you are  employed and its principal business:

       (b)  For an individual subscriber, please describe any college or graduate degrees held by you:

(c)  For all subscribers, please list types of prior investments:

(d)  For all subscribers, please state whether you have you participated in other private placements before:

 YES _______ NO ________

(e)  If your answer to question (d) above was "YES", please indicate frequency of such prior participation in private placements of:

Public Companies              Private Companies

Frequently
Occasionally
Never

        (f)   For individual subscribers, do you expect your current level of income to significantly decrease in the foreseeable future:
 YES _______ NO ________

(g)  For trust, corporate, partnership and other institutional  subscribers, do you expect your total assets to significantly decrease in the foreseeable future:

 YES _______ NO ________

(h)  For all subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

 YES _______ NO ________
(i)  For all subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the Securities for  which you seek to subscribe?

 YES _______ NO ________
(j)  For all subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

 YES _______ NO ________

II.  MANNER IN WHICH TITLE IS TO BE HELD. (circle one)

(a)       Individual Ownership
(b)      Community Property
(c)      Joint Tenant with Right of Survivorship (both parties must sign)
(d)      Partnership*
(e)     Tenants in Common
(f)      Corporation*
(g)     Trust*
(h)     Limited Liability Company*
(i)      Other
*If Securities are being subscribed for by an entity, please provide a copy of the entity formation documents as we as written approvals or designations for the authorized signer(s).  Also, all signers must provide a copy of their photo ID (drivers' license or passport) in English.

II.  Disqualification Events.

1.  Certain Criminal Convictions.
Have you been convicted, within the past ten (10) years (or five (5) years, in the case of the Company, its predecessors and affiliated issuers), of any felony or misdemeanor involving:

•	in connection with the purchase or sale of any security;
•	involving the making of any false filing with the U.S. Securities and Exchange Commission (the "SEC"); or
•	arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment advisor or paid solicitor of purchasers of securities?

□	Yes. If yes, please explain:

□	No.

2.	Certain Court Injunctions and Restraining Orders.
Are you subject to any order, judgment or decree of any court of competent jurisdiction that was entered within the past five (5) years and currently restrains or enjoins you from engaging in any conduct or practice:

•	in connection with the purchase or sale of any security;
•	involving the making of any false filing with the SEC; or
•	arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

□	Yes. If yes, please explain:

□	No.

3.	Final Orders of Certain State and Federal Regulators.
Are you subject to a Final Order (as defined below) of state regulators of securities, insurance, banking, savings associations or credit unions; federal banking agencies; the Commodity Futures Trading Commission; or the National Credit Union Administration that:

•	bars you from:
•	associating with an entity regulated by any of the aforementioned regulators;
•	engaging in the business of securities, insurance or banking; or
•	engaging in savings association or credit union activities; or

•	constitutes a Final Order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within the past ten (10) years?

□	Yes. If yes, please explain:

□	No.

The term "Final Order" means a written directive or declaratory statement issued by a federal or state agency described in Rule 506(d)(1)(iii) under the Securities Act of 1933 under applicable statutory authority that provides for notice and an opportunity for a hearing, which constitutes a final disposition or action by that federal or state agency.

4.	SEC Disciplinary Orders.
Are you subject to any order of the SEC that currently:
•	suspends or revokes your registration as a broker, dealer, municipal securities dealer or investment adviser;
•	places limitations on the activities, functions or operations of, or imposes civil money penalties on, such person; or
•	bars you from being associated with any entity or from participating in the offering of any penny stock?1
□	Yes. If yes, please explain:

□	No.
5.	SEC Cease-and-Desist Orders.
Are you subject to any order of the SEC that was entered within the past five (5) years and currently orders you to cease and desist from committing or causing a future violation of:
•	any scienter-based (intent-based) anti-fraud provision of the federal securities laws (including, for example, but not limited to):
•	Section 17(a)(1) of the Securities Act of 1933,
•	Section 10(b) of the Exchange Act and Rule 10b-5, and
•	Section 15 (c) (1) of the Securities Exchange Act); or
•	Section 5 of the Securities Act of 1933, which generally requires that securities be registered and prohibits the sale of unregistered securities.
□	Yes. If yes, please explain:

□	No.
6.	SRO Suspension/Expulsion.
Have you been suspended or expelled from membership in, or suspended or barred from association with a member of, a securities self-regulatory organization ("SRO", such as a registered national securities exchange or a registered national or  affiliated securities  association, including  FINRA) for  any act  or omission  to act  constituting conduct inconsistent with just and equitable principles of trade?
□	Yes. If yes, please explain:

□	No.
———————
1 A disqualification based on a suspension or limitation of activities expires when the suspension or limitation expires.

7.	SEC Stop Orders.
Have you filed (as a registrant or issuer), or were you named as an underwriter in any registration statement or Regulation A offering statement filed with the SEC that, within the past five (5) years, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is currently the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued?
□	Yes. If yes, please explain:

□	No.

8.	USPS False Representations Order.
Are you subject to a United States Postal Service ("USPS") false representation order entered within the past five (5) years, or are you currently subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the USPS to constitute a scheme or device for obtaining money or property through the mail by means of false representations?
□	Yes. If yes, please explain:

□	No.

IV. The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in this Questionnaire contained herein and such answers have been provided under the assumption that the Company will rely on them.

       V. The undersigned understands and agrees that the Company may request further information of the undersigned in verification or amplification of the undersigned's knowledge of business affairs, the undersigned's assets and the undersigned's ability to bear the economic risk involved in an investment in the securities of the Company.

VI.  The undersigned represents to you that (a) the information contained herein is complete and accurate on the date hereof and may be relied upon by you, (b) the undersigned will notify you immediately of any change in any such information occurring prior to the acceptance of the subscription and will promptly send you written confirmation of such change. The undersigned hereby certifies that he, she or it has read and understands the Subscription Agreement related hereto and (c) the undersigned acknowledges that you may be required to publicly disclose the information provided in this Questionnaire and that he, she or it consents to such public disclosure.

VII.  In order for the Company to comply with applicable anti-money laundering/U.S. Treasury Department Office of Foreign  Assets Control ("OFAC") rules and regulations, subscriber is required to provide the following information:

1.	Payment Information

(a)  Name and address (including city and country) of the bank from which subscriber's payment to the  Company is being wired (the "Wiring Bank"):

(b)  Subscriber's wiring instructions at the Wiring Bank:

c)  Is the Wiring Bank located in the U.S. or another "FATF Country"*?

 YES _______ NO ________

(d)  Is Subscriber a customer of the Wiring Bank?

 YES _______ NO ________
2.	Additional Information

For Individual Subscribers:

  A government issued form of picture identification (e.g., passport or drivers license) in English.

 Proof of the individual's current address (e.g., current utility bill), if not included in the form of picture  identification.

———————
* As of the date hereof, countries that are members of the Financial Action Task Force on Money Laundering ("FATF Country") are: Argentina, Australia, Austria, Belgium, Brazil, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Italy, Japan, Luxembourg, Mexico, Kingdom of the Netherlands, New Zealand, Norway, Portugal, Russian Federation, Singapore, South Africa, Spain, Sweden, Switzerland, Turkey, United Kingdom and the United States of America.

        A certificate of due formation and organization and continued authorization to conduct business in the jurisdiction of its organization (e.g., certificate of good standing).

For Funds of Funds or Entities that Invest on Behalf of Third Parties:

          A certificate of due formation and organization and continued authorization to conduct business in the jurisdiction of its organization (e.g., certificate of good standing).

          An "incumbency certificate" attesting to the authority and title of the individual executing these subscription materials on behalf of the prospective investor.

          A completed copy of a certification that the entity has adequate anti-money laundering policies and procedures ("AML Policies and Procedures") in place that are consistent with the USA PATRIOT Act, OFAC and other relevant federal, state or non-U.S. anti-money laundering laws and regulations (with a copy of the entity's current AML Policies and Procedures to which such certification relates).

          A letter of reference any entity not located in the U.S. or other FATF Country, from the entity's local office of a reputable bank or brokerage firm that is incorporated, or has its principal place of business located, in the U.S. or other FATF Country certifying that the prospective investor maintains an account at such bank/brokerage firm for a length of time and containing a statement affirming the prospective investor's integrity.

For all other Entity Subscribers:

          A certificate of due formation and organization and continued authorization to conduct business in the jurisdiction of its organization (e.g., certificate of good standing).

          An "incumbency certificate" attesting to the authority and title of the individual executing these subscription materials on behalf of the prospective investor.

          A letter of reference from the entity's local office of a reputable bank or brokerage firm that is incorporated, or has its principal place of business located, in the U.S. or other FATF Country certifying that the prospective investor maintains an account at such bank/brokerage firm for a length of time and containing a statement affirming the prospective investor's integrity.

          If the prospective investor is a privately-held entity, a certified list of the names of every person or entity who is directly or indirectly the beneficial owner of 25% or more of any voting or non-voting class of equity interests of the Subscriber, including (i) country of citizenship (for individuals) or principal place of business (for entities) and, (ii) for individuals, such individual's principal employer and position.

          If the prospective investor is a trust, a certified list of (i) the names of the current beneficiaries of the trust that have, directly or indirectly, 25% or more of any interest in the trust, (ii) the name of the settlor of the trust, (iii) the name(s) of the trustee(s) of the trust, and (iv) the country of citizenship (for individuals) or principal place of business (for entities).

VIII.  ADDITIONAL INFORMATION.

A TRUST MUST ATTACH A COPY OF ITS DECLARATION OF TRUST OR OTHER GOVERNING INSTRUMENT, AS AMENDED, AS WELL AS ALL OTHER DOCUMENTS THAT AUTHORIZE THE TRUST TO INVEST IN THE SECURITIES. ALL RESOLUTIONS AND DOCUMENTATION MUST BE COMPLETE AND

VIII.  ADDITIONAL QUESTIONS AND INFORMATION.

Are you, your spouse, or any other immediate family members, including parents, in-laws, and siblings that are dependents, an officer, director or greater than ten percent (10%) shareholder of the Company?
____ ____
Yes No

Are you, your spouse, or any other immediate family members, including parents, in-laws, and siblings that are dependents, employed by or associated with the securities industry (for example, investment advisor, sole proprietor, partner, officer, director, branch manager or broker at a broker-dealer firm or municipal securities dealer) or a financial regulatory agency, such as FINRA or the New York Stock Exchange?
____ ____
Yes No

If Yes, please provide the name and contact information for such firm.

Are you a senior military, governmental or political official in a non-US country?
____ ____
Yes No

If Yes, please provide the name of the country.

A TRUST MUST ATTACH A COPY OF ITS DECLARATION OF TRUST OR OTHER GOVERNING INSTRUMENT, AS AMENDED, AS WELL AS ALL OTHER DOCUMENTS THAT AUTHORIZE THE TRUST TO INVEST IN THE SECURITIES. ALL RESOLUTIONS AND DOCUMENTATION MUST BE COMPLETE AND CORRECT AS OF THE DATE HEREOF.

IX.  INFORMATION VERIFICATION CONSENT.

BY SIGNING THIS QUESTIONNAIRE, SUBSCRIBER HEREBY GRANTS THE COMPANY PERMISSION TO REVIEW ALL PUBLICLY AVAILABLE INFORMATION REGARDING SUBSCRIBER, INCLUDING, BUT NOT LIMITED TO INFORMATION PROVIDED BY OFAC FOR THE  PURPOSE OF VERIFYING INFORMATION PROVIDED BY SUBSCRIBER HEREIN.

[SIGNATURE PAGE FOLLOWS]

Signature                                                               Signature (if purchasing jointly)

Name Typed or Printed                                        Name Typed or Printed

Entity Name                                                            Entity Name

Address                                                                 Address

City and Country                                                 City and Country

Email Address                                                      Email Address

Tax ID # of Signer                                              Tax ID # of Signer

Tax ID # of Entity                                               Tax ID # of Entity